                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-A/A

                                AMENDMENT NO. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               Mylex Corporation
          ----------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                                      59-2291597
          ----------------------------------------  ------------------
          (State of Incorporation or Organization)  (I.R.S Employer
                                                    Identification No.)

          34551 Ardenwood Boulevard
          Fremont, California                             94555
          ----------------------------------------  ------------------
          (Address of principal executive offices)      (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                    Name of Each Exchange on Which
       to be so Registered                    Each Class is to be Registered
       -------------------------------------  --------------------------------
                      None                                  None

         Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock Purchase Rights
                            ----------------------------
                                  (Title of Class)



                                 Page 1 of 2 Pages


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SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MYLEX CORPORATION


Date:  June 13, 1997                By: /s/
                                       -------------------------------------
                                       Al Montross
                                       President and Chief Executive Officer



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